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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2004

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

        Delaware                         1-6263                  58-2572419
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 11, 2004, Marine Products Corporation issued a press release titled, "Marine Products Corporation Announces Share Repurchases in the Third Quarter of 2004," that announced share repurchases that Marine Products Corporation made during the third quarter ended September 30, 2004.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 - Press Release dated October 11, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Marine Products Corporation.

Date: October 11, 2004                              /s/ BEN M. PALMER
                                                    ----------------------------
                                                    Ben M. Palmer
                                                    Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer


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